UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                     _____

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported)
                                October 12, 2006

                       Permanent Funding (No. 2) Limited
             (Exact name of Registrant as specified in its charter)


    England and Wales              333-137495                N/A
    (State or other               (Commission          (IRS Employer
     jurisdiction                 File Number)           ID Number)
   of incorporation)

35 Great St. Helen's, London,
      United Kingdom                                EC3A 6AP
--------------------------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)

Registrant's Telephone Number,                  +44 (0)20 7398-6300
including area code:
                                               No Change
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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[box]     Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[box] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[box] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[box] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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


Item 8.01.  Other Events

      Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K, Permanent Funding (No. 2) Limited is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to the Issue 2006-1 Series 1 Class A, Series 2 Class A, Series 5 Class A, Series 1 Class B, Series 2 Class B, Series 1 Class C and Series 2 Class C Notes to be issued by Permanent Master Issuer plc (the "Notes").

      The consolidated financial statements of Deutsche Bank Aktiengesellschaft ("Deutsche Bank") and its subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, which were prepared in accordance with U.S. generally accepted accounting principles, and included in, or as exhibits to, Deutsche Bank's Annual Report on Form 20-F for the year ended December 31, 2005 (which was filed with the Commission on March 23, 2006) (the "Deutsche Bank Financial Statements"), are incorporated by reference in the preliminary prospectus supplement relating to the Notes. The Deutsche Bank Financial Statements are incorporated by reference in the preliminary prospectus supplement relating to the Notes on reliance upon the audit report of KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

Item 9.01.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

            23.1  Consent of KPMG Deutsche Treuhand-Gesellschaft
                  Aktiengesellschaft Wirtschaftsprufungsgesellschaft,
                  independent registered public accounting firm of Deutsche Bank Aktiengesellschaft.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PERMANENT FUNDING (NO. 2) LIMITED,



                              By: _/s/ David Balai___________________
                              Name: David Balai
                              Title:   Director




Dated: October 12, 2006_____


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                                 EXHIBIT INDEX


Exhibit No.                   Description


23.1                          Consent of KPMG Deutsche Treuhand-Gesellschaft
                              Aktiengesellschaft
                              Wirtschaftsprufungsgesellschaft, independent
                              registered public accounting firm of Deutsche Bank Aktiengesellschaft

                                                                    EXHIBIT 23.1


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KPMG DEUTSCHE TREUHAND-GESELLSCHAFT     Marie-Curie-Strasse 30     Tel.(069) 9587-0
AKTIENGESELLSCHAFT                      D-60439 Frankfurt a.M.     Fax (069) 9587-1050
WIRTSCHAFTSPRUFUNGSGESELLSCHAFT         Postfach 50 05 20          www.kpmg.de
                                        D-60394 Frankfurt a.M.
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            Consent of Independent Registered Public Accounting Firm

To the Supervisory Board of
Deutsche Bank Aktiengesellschaft

We consent to the incorporation by reference in the Registration Statement (No. 333-137495) of Permanent Funding (No.2) Limited (Issue of Series 2006-1 Notes) of our audit report dated March 9, 2006 with respect to the consolidated balance sheets of Deutsche Bank Aktiengesellschaft and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, comprehensive income, changes in shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2005, and to the reference to our firm under the heading "Issuing entity swap providers - Independent Registered Public Accounting Firm" in the prospectus.

Our audit report refers to the fact that the Company adopted FASB Interpretation No. 46 "Consolidation of Variable Interest Entities" and Statement of Financial Accounting Standards No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" during 2003.

/s/ KPMG Deutsche Treuhand-Gesellschaft
Aktiengesellschaft Wirtschaftsprufungsgsellschaft

Frankfurt am Main (Germany)
October 11, 2006






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                                                      Aufsichtsratsvoirsitzender        WP StB Ernst Grobl
                                                      WP RA StB                         WP StB Stefan Heid
                                                      Dr. Wolfgang Fliess               WP Dr. Martin Hoyos
                                                                                        WP Ulrich Maas
                                                      Vorstand:                         WP StB
                                                      WP StB                            Prof. Dr. Rolf Nonnemmacher
KPMG Deutsche Treuhand-Gesellschaft                   Dr. Sibylle Bartels Hetzler       Sprecher
Aktiengesellschaft                                    WP RA StB                         WP StB Rudiger Reinke
Wirtschaftsprufungsgesellschaft                       Dr. Bernd Erie                    WP StB CA
Mitglied von KPMG International,                      stellv, Sprecher                  Dr. Joachim Schindler
einer Genossenschaft schweizeischen Rechts.           WP StB Prof. Dr. Gerd Geib        WP Bernd Ulrich Schmid

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
                                                      WP Prof. Dr. Wienand Schruff      Handelsregister.
                                                      WP StB Prof. Dr. Peter Wesner     Charlottenburg (HRB 1077)
                                                      WP StB CPA MSc                    und Frankfurt am Main
                                                      Gottfried Wohlmannstetter         (HRB 14345)
                                                      WP StB Hans Zehnder

                                                                                        Bankverbindung:
                                                      Zertifiziert nach                 Deutsche Bank AG,
                                                      DIN EN ISO 9001                   Berlin, 239338700
                                                      Sitz: Berlin und                  BLZ 10070000
                                                      Frankfurt am Main                 USt.-IdNr.: DE 136751547

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